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STRICTLY CONFIDENTIAL    EXECUTION VERSION

AMENDMENT NO. 1 TO

GLOBAL DEVELOPMENT, OPTION AND LICENSE AGREEMENT

between NESTEC LTD.
and CODEXIS, INC.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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AMENDMENT NO. 1 TO GLOBAL DEVELOPMENT,
OPTION AND LICENSE AGREEMENT

This AMENDMENT TO GLOBAL DEVELOPMENT, OPTION AND LICENSE AGREEMENT (this “Amendment No. 1”) is made as of July 26, 2018 (the “Amendment No. 1 Effective Date”), by and between NESTEC LTD., a limited company organized and existing under the laws of Switzerland, having an office located at Avenue Nestlé 55, 1800 Vevey, Switzerland (“NHSc”), and CODEXIS, INC., a corporation incorporated and existing under the laws of the State of Delaware, having an office located at 200 Penobscot Drive, Redwood City, CA 94063, USA (“Codexis”). NHSc and Codexis are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, NHSc and Codexis are parties to that certain Global Development, Option and License Agreement dated October 12, 2017 (“Agreement”); and

WHEREAS, NHSc and Codexis desire to amend the Agreement to include a new mechanistic study to be performed after the conclusion of the Phase Ia Clinical Trial;

NOW, THEREFORE in consideration of the foregoing and the mutual agreements set forth below, the Parties agree as follows:

ARTICLE 1 DEFINITIONS
Definitions. The terms in this Amendment No. 1 with initial letters capitalized, whether used in the singular or the plural, shall have the respective meanings either set forth below or in another part of this Agreement.

“Mechanistic Study” means a clinical trial (which is not a Clinical Trial) to be conducted outside of the US and not under an IND and according to a study protocol to be agreed between the Parties.

ARTICLE 2
AMENDMENTS TO THE AGREEMENT

As of the Amendment No. 1 Effective Date, the Parties agree to amend the Agreement as follows:

1.    The Development Plan attached as Exhibit A to the Agreement is amended by the addition of the activities set out in the Mechanistic Study Development Plan attached as Exhibit A to this Amendment No. 1.

2.    Section 2.1.3 of the Agreement is amended to read in its entirety as follows:

2.1.3    Expiration of Option. The Option shall expire on the date that is forty (40) days after the Option Trigger Date if the Option Exercise has not occurred prior thereto or, if NHSc determines that a filing under the HSR Act is required in connection with the Option Exercise, if the Parties have

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submitted all filings required therefor but have not cleared the review process within one hundred eighty (180) days after submission and such delay is not attributable to any material failure on the part of Codexis to provide such cooperation with such review process as NHSc, the FTC or DOJ may have reasonably requested (the “Option Expiration Date”). If the License Effective Date does not occur prior to the Option Expiration Date, the License Effective Date shall not occur and Codexis shall have no further obligation to NHSc with respect to the Compounds or Product, and all rights to the Compounds and Product shall revert to Codexis. In such case, [***] therein, [***].

3.    Section 4.1.1 is amended in its entirety to read as follows:

4.1.1    Prior to Option Exercise or Expiration. Subject to the terms and conditions of this Agreement, including Section 4.7, prior to the first to occur of the Option Expiration Date or the License Effective Date, Codexis will [***] to (i) file with the FDA an IND in respect of the study of the Initial Compound for the treatment of HPA in accordance with the Development Plan [***] without [***], or if the [***], Codexis [***] to [***] and [***], and/or that [***] subject to [***] in [***], (ii) initiate a Phase Ia Clinical Trial in respect of the Initial Compound for the treatment of HPA, which Phase Ia Clinical Trial shall be conducted in accordance with the Development Plan in [***] in [***], (iii) complete the Solid Dosage Form Development Study and achieve the Formulation Objectives, and (iv) following the completion of the Phase Ia Clinical Study, initiate the Mechanistic Study on the Initial Compound according to the Mechanistic Study Development Plan.

With respect to the Mechanistic Study, Codexis shall periodically update NHSc on the progress of the Mechanistic Study with respect to the Mechanistic Study Development Plan, but Codexis shall not be required to provide to NHSc any study report, test results, data or analysis of the Mechanistic Study until Option Exercise.

In the event that [***] that it would be [***] in respect of the [***] prior to [***], it shall so [***], whereupon [***] and [***] on which [***] to [***] prior to the [***], it being agreed that [***] shall not [***], or [***] to the [***] contemplated in this Agreement, in connection therewith.

4.    Section 4.1.2 is amended in its entirety to read as follows:

4.1.2    Following License Effective Date. Following the License Effective Date, NHSc, subject to the terms and conditions of this Agreement, will [***] to (a) Develop a Product containing the Initial Compound for the treatment of HPA and (b) seek and obtain approval of a BLA for such Product for the treatment of HPA in [***] and in [***] through [***]; provided, however, that NHSc shall not be obligated to commence any Phase II Clinical Trial in respect of the Initial Compound or any Product if the Formulation Objectives are not met. Subject to the foregoing, all Development decisions and actions after the License Effective Date, including the design of any and all Clinical Trials and the determination of protocols therefor and the endpoints thereof, shall be in NHSc’s or its Affiliates’ or sublicensees’ [***]. Following the License Effective Date, responsibility for the conduct of the Mechanistic Study on the Initial Compound shall transfer to NHSc and Codexis shall have no further obligations to conduct the Mechanistic Study on the Initial Compound. The Parties shall facilitate an orderly transfer of the conduct of the Mechanistic Study and Codexis will furnish to NHSc all documentation relating to the conduct of the Mechanistic Study on the Initial Compound. In addition, Codexis shall, [***], provide such reasonable assistance as NHSc may request in connection with transitioning its relationship with any Third Party with respect to the Mechanistic

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Study of the Initial Compound to NHSc or its designee, including, to the extent requested by NHSc, by using [***] to assign any contracts with such Third Party relating [***] to the Mechanistic Study of the Initial Compound, so that NHSc can continue to conduct the Mechanistic Study on the Initial Compound [***].

5.    Section 5.6 is amended in its entirety to read as follows:

5.6    Transfer of Initial Compound. Within [***] following the License Effective Date, Codexis shall deliver to NHSc or its designee (EXW manufacturing or storage site (per INCOTERMS 2010)), and NHSc or its designee shall accept, all quantities of the Initial Compound in Codexis’ possession for use by NHSc or its designee in connection with its Development activities under this Agreement. Without limiting the foregoing, the Initial Compound delivered pursuant to this Section 5.6 shall include [***] which has, at all times prior to delivery to NHSc in accordance with the foregoing, been handled, stored and transported in accordance with industry standard practices, less any [***] which has been used by Codexis in conducting the Mechanistic Study on the Initial Compound.

6.    Section 7.3.1 is amended in its entirety to read as follows:

7.3.1    Development Milestone Payment and Other Payments Prior to Option Exercise. Subject to the terms and conditions of this Agreement, within [***] after Commencement of a Phase Ia Clinical Trial in respect of the Initial Compound for the treatment of HPA, NHSc shall make a one-time, non-refundable, non-creditable Milestone Payment to Codexis in the amount of four million U.S. dollars ($4,000,000). In addition to this Milestone Payment, and subject to the terms and conditions of this Agreement, after Commencement of the Mechanistic Study but not before [***], and subsequently every [***] thereafter, Codexis shall invoice NHSc [***] for and/or conduct of the Mechanistic Study on the Initial Compound plus [***], as determined in accordance with GAAP. NHSc shall pay each such invoice within [***] from the date of such invoice.

Except as expressly amended herein, all other terms and conditions of the Agreement remain unchanged.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their respective duly authorized officers.

CODEXIS, INC.

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By: /s/ John J Nicols     (Signature)

Name: John J Nicols     Title: President & CEO
Reviewed by Legal – RAS – 25 July 2018

NESTEC LTD.

By: /s/ Claudio Kuoni     (Signature)

Name: Claudio Kuoni     Title: Authorized Signatory

Solely for purposes of Sections 13.1 and 14.11:

NESTLÉ HEALTH SCIENCE S. A.

By: /s/ Claudio Kuoni	(Signature)

Name: Claudio Kuoni     Title: General Counsel

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EXHIBIT A

Mechanistic Study Development Plan

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.